UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 24, 2009


                            Quuibus Technology, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-147323                  45-0560329
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

114 West Magnolia St., #400 - 136, Bellingham, WA                   98225
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code (702) 990-8402

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 7.01 REGULATION FD DISCLOSURE

On December 24, 2009, we entered into two purchase agreements GeoExplor Corp. Under the agreements, we have been granted an exclusive exploration license in regards to the mineral properties described in the agreements. One agreement is in regards to claims located in Esmeralda County, Nevada for Lithium and Lithium Carbonate exploration (the "Lithium Agreement"), and one agreement is in regards to claims located in San Juan County, Utah for Vanadium and Uranium exploration (the "Van-Ur Agreement"). Pursuant to both Agreements, upon the completion of the required payments and work commitments, GeoExplor shall transfer title to the properties to our company and shall retain a 2% royalty, on which we shall have the option to purchase one-half, or 1%, for $1,000,000.

In regards to the Lithium Agreement we are required to (1) make cash payments of $490,500 over a four year period, of which initial payments of $115,500 have been made; (2) issue a total of 1,000,000 restricted shares of common stock over a three year period, of which 250,000 are issuable immediately; and (3) comply with a work commitment of $1,000,000 within four years of the date of the Agreement.

In regards to the Van-Ur Agreement we are required to (1) make cash payments of $480,000 over a four year period, of which initial payments of $80,000 have been made; (2) issue a total of 1,000,000 restricted shares of common stock over a three year period, of which 250,000 are issuable immediately; and (3) comply with a work commitment of $1,000,000 within four years of the date of the Agreement.

The foregoing descriptions of the Agreements are qualified entirely by reference to the copies of said Agreements attached as exhibits to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Purchase Agreement dated effective December 24, 2009 between GeoXplor Corp. and Quuibus Technology Inc.

10.2 Purchase Agreement dated effective December 24, 2009 between GeoXplor Corp. and Quuibus Technology Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUUIBUS TECHNOLOGY, INC.


/s/ Glyn R. Garner
----------------------------------
Glyn R. Garner
President and Director

Date: January 20, 2010

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